UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 23, 2018

GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices)

(770) 240-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

•
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

•
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 23, 2018. Of the 310,279,527 shares of common stock eligible to vote at the Annual Meeting, 285,011,575 were represented in person or by proxy. The final results of voting are as follows:

1.    Election of Directors:

Director    For    Withheld
Paul D. Carrico    271,022,076        2,083,312
Philip R. Martens        270,411,809        2,693,579
Lynn A. Wentworth        271,150,806        1,954,582

2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm:

For        Against        Abstain        Broker Non-Votes

283,341,622        972,707        697,246        0

3.	Approval of the compensation paid to the Company’s named executive officers set forth in the Proxy Statement:

For        Against        Abstain        Broker Non-Votes

265,763,607        4,655,106        2,686,675        11,906,187

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:     /s/ Lauren S. Tashma
Lauren S. Tashma
Date: May, 24, 2018        Executive Vice President, General Counsel and              Secretary